UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 10, 2007

BIOPHAN TECHNOLOGIES, INC.
(Exact name of registrant as specified in its charter)

Nevada	000-26057	82-0507874
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(IRS Employer Identification No.)

15 Schoen Place, Pittsford, New York 14534
(Address of principal executive offices) (Zip Code)

Copies to:
Gregory Sichenzia, Esq.
Yoel Goldfeder, Esq.
Sichenzia Ross Friedman Ference LLP
1065 Avenue of the Americas
New York, New York 10018
Phone: (212) 930-9700
Fax: (212) 930-9725

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01. Changes in Registrant's Certifying Accountant.

    On September 10, 2007, Biophan Technologies, Inc. dismissed Goldstein Golub Kessler LLP as its principal independent accountants. Effective September 10, 2007, we engaged Freed Maxick & Battaglia, CPAs, PC as our new principal independent accountants. Our Board of Directors has approved the dismissal of Goldstein Golub Kessler LLP and the appointment of Freed Maxick & Battaglia, CPAs, PC as our new principal independent accountants.

    From the date of Goldstein Golub Kessler LLP's appointment through the date of their dismissal on September 10, 2007, there were no disagreements between our company and Goldstein Golub Kessler LLP on any matter listed under Item 304 Section (a)(1)(iv) A to E of Regulation S-B, including accounting principles or practices, financial statement disclosure or auditing scope or procedure which, if not resolved to the satisfaction of Goldstein Golub Kessler LLP would have caused Goldstein Golub Kessler LLP to make reference to the matter in their reports on our financial statements.

No accountant's report issued by Goldstein Golub Kessler LLP on the financial statements of Biophan Technologies, Inc. for either of the past two fiscal years or any subsequent interim period contained an adverse opinion or a disclaimer of opinion, or was qualified or modified as to uncertainty, audit scope or accounting principles, except for the following:

a) an explanatory paragraph was included in Goldstein Golub Kessler LLP's report dated May 4, 2007 regarding Biophan Technologies, Inc. ability to continue as a going concern as referenced to Note 2 of its financial statements for the year ended February 28, 2007.

b) Biophan Techologies, Inc.'s financial statements at February 28, 2006 and for the year then ended were restated and a paragraph noting this restatement was included in Goldstein Golub Kessler LLP's report dated April 26, 2006, except for Note 8 as to which the date was May 12, 2006 and Note 7 as to which the date was January 23, 2007. In addition, Goldstein Golub Kessler's report dated January 23, 2007 (as restated) on the effectiveness of the Biophan Technologies, Inc.'s internal control over financial reporting as of February 28, 2006, based on criteria established in Internal Control - Integrated Framework issued by the Committee of Sponsoring Organizations of the Treadway Commission, expressed an adverse opinion thereon.

    Prior to engaging Freed Maxick & Battaglia, CPAs, PC, we did not consult Freed Maxick & Battaglia, CPAs, PC regarding either:

1.
the application of accounting principles to any specified transaction, either completed or proposed, or the type of audit opinion that might be rendered our financial statements, and neither a written report was provided to our company nor oral advice was provided that Freed Maxick & Battaglia, CPAs, PC concluded was an important factor considered by our company in reaching a decision as to the accounting, auditing or financial reporting issue; or

2.
any matter that was either subject of disagreement or event, as defined in Item 304(a)(1)(iv)(A) of Regulation S-B and the related instruction to Item 304 of Regulation S-B, or a reportable event, as that term is explained in Item 304(a)(1)(iv)(A) of Regulation S-B.

    Prior to engaging Freed Maxick & Battaglia, CPAs, PC, Freed Maxick & Battaglia, CPAs, PC has not provided our company with either written or oral advice that was an important factor considered by our company in reaching a decision to change our company's new principal independent accountants from Goldstein Golub Kessler LLP to Freed Maxick & Battaglia, CPAs, PC.

    We provided Goldstein Golub Kessler LLP with a copy of this Current Report on Form 8-K on September 12, 2007, prior to its filing with the SEC, and requested that they furnish us with a letter addressed to the SEC stating whether they agree with the statements made in this Current Report on Form 8-K, and if not, stating the aspects with which they do not agree. A copy of the letter provided by Goldstein Golub Kessler LLP, dated September 13, 2007, is attached to this Form 8-K as an exhibit.

ITEM 9.01 Financial Statements and Exhibits

Exhibit Number	Description
16.1	Letter from Goldstein Golub Kessler LLP, dated September 13, 2007.

SIGNATURES

    Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BIOPHAN TECHNOLOGIES, INC.

Dated: September 13, 2007	By: /s/ Robert J. Wood
Name: Robert J. Wood
Title: Interim Chief Financial Officer